As filed with the Securities and Exchange Commission on February 8, 2019

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23293

The Cushing MLP Infrastructure Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30, 2018

Date of reporting period: November 30, 2018

Updated June 15, 2015

Item 1. Reports to Stockholders.

THE CUSHING® FUNDS
A SWANK CAPITAL FUND FAMILY

ANNUAL REPORT

November 30, 2018

The Cushing® MLP Infrastructure Fund

Beginning on January 1, 2021 as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically from the Fund by calling 800-236-4424 or by contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 800-236-4424 to let the Fund know of your request. Your election to receive in paper will apply to all funds held in your account.

www.cushingfunds.com | www.cushingasset.com

The Cushing® MLP Infrastructure Fund

Shareholder Letter (Unaudited)

Dear Fellow Shareholder,

For the twelve month fiscal period ended November 30, 2018 (the “period”), the Cushing® MLP Infrastructure Fund (Class I Shares) (the “Fund”) delivered a -1.17% total return, versus total returns of 6.27% and 1.21% for the S&P 500 Index (Total Return) (“S&P 500”) and the Alerian MLP Index (Total Return) (“AMZ”), respectively.

Industry Overview and Themes

Energy commodity prices trended higher for much of the period driven by a healthy global economy, record high global crude oil demand, anticipation of export sanctions on Iran, and continued adherence to production curtailments by both OPEC-member and non-OPEC nations. However, after reaching the highest prices since 2014 in October, crude oil prices fell sharply for the last two months of the period on oversupply fears as expectations for global growth weakened and OPEC countries increased output ahead of the expected Iranian export sanctions, which were subsequently reduced by the Trump Administration. Unfortunately, the equities of midstream energy companies were not exempt from the resulting volatility.

Despite constructive macro and industry fundamentals for most of the period, strong demand for new energy infrastructure development, positive operating and cash flow results, and significant progress on corporate restructurings for midstream and master limited partnership (“MLP”) businesses, the equities of energy midstream companies, as measured by the performance of the AMZ, underperformed the S&P 500 for the period.

We believe key factors that drove this underperformance included: 1) negative investor sentiment towards energy equities in part due to concerns about capital discipline/allocation as well as the age of the current domestic economic cycle; 2) anemic fund flows into midstream/MLP investment products; 3) uncertainties related to the rapid structural evolution of the MLP sector (i.e. restructurings which often included lower distribution payouts); 4) concerns about the legal and regulatory environment (developments during the period included the Federal Energy Regulatory Commission (“FERC”) eliminating the income tax allowance (“ITA”) for MLPs, negative court rulings and delays for certain large pipeline projects, and a narrowly defeated proposition in Colorado which aimed to impair oil and gas development); and 5) substantial declines in crude oil and natural gas liquids (“NGL”) prices beginning in October 2018, stoking fears of declines in production activities.

Despite these headwinds, fundamentals for the midstream energy sector remained robust during the period with a favorable commodity price environment (during most of the period) driving higher rig counts and production levels, leading to high midstream asset utilization and new capital project announcements. From an asset class perspective, the sector made significant progress towards addressing the concerns around corporate structure, leverage and cost of capital. During the period, there were 18 “simplification” transactions to eliminate incentive distribution rights (“IDRs”), bringing the sector closer to what we believe will be the extinction of the IDR era.

For 2019, our outlook is constructive. The most significant drivers of our outlook include: 1) U.S. production levels appear poised to continue to increase, which could drive increased midstream system volumes; 2) the continued need for additional export infrastructure to support anticipated record export volumes of U.S. produced hydrocarbons; 3) midstream company valuations that currently screen attractive relative to historical levels and compared to other energy subsectors and income focused investments, in our opinion; 4) crude oil macro supply and demand fundamentals appear constructive globally following another production curtailment agreement by OPEC and non-OPEC Nations in December of 2018; and 5) in general, improving midstream company balance sheets and distribution coverage ratios.

Fund Performance and Strategy

At the subsector level, the Fund benefited from overweight exposure to holdings in the Large Cap Diversified C-Corp and Yield Co. subsectors. The Yield Co. subsector benefitted from generally more stable and regulated cash flows as compared to some midstream energy companies with more commodity and/or volumetric variability. The Large Cap MLP and Natural Gas Transportation & Storage subsectors also contributed positive absolute and relative performance with security selection offsetting a lower average weight compared to the AMZ.

The Fund was negatively impacted by the performance of holdings in the Natural Gas Gatherers & Processors, Refiners, and MLP General Partners (GPs) subsectors. Performance in these subsectors was negatively impacted during the period by commodity price volatility in addition to the uncertainty caused by proposed legislation (Proposition 112) designed to severely limit future drilling in Colorado’s DJ Basin.

The top three contributors to the Fund’s absolute performance for the reporting period were Large Cap MLPs, despite the fact that the subsector was a lower average weight compared to the AMZ, and two Large Cap Diversified C-Corps. The top contributors in order of greatest contribution to least were: 1) Energy Transfer Partners, LP (NYSE: ETP); 2) ONEOK, Inc. (NYSE: OKE); and 3) Cheniere Energy, Inc. (NYSE: LNG). Energy Transfer Partners benefited from corporate restructuring steps taken with its parent, Energy Transfer Equity, LP (NYSE: ETE) as well as favorable industry fundamentals. ONEOK’s performance benefited from higher fractionation margins and volume growth, and Cheniere Energy benefited from continued international demand for LNG cargos. All three of these holdings had positive absolute performance for the period.

The bottom three contributors to performance for the reporting period were in the MLP General Partners and Natural Gas Gatherers & Processors subsectors. In order of the most negative to least negative performance, the bottom contributors were: 1) EnLink Midstream, LLC (NYSE: ENLC) and 2) Antero Midstream GP, LP (NYSE: AMGP), both General Partners; and 3) Noble Midstream Partners, LP (NYSE: NBLX). Although EnLink Midstream announced a positive corporate structural simplification, the company was negatively impacted by a reduction, albeit small, in 2019 guidance and concerns over a slow-down in volume growth in the STACK play related to Devon Energy’s (NYSE: DVN) announcement of a change to their well spacing in the basin. Antero Midstream also announced a positive simplification; however, the negative narrative for the company was focused on Antero Resources’ (NYSE: AR) drilling program and concerns around natural gas volume growth in the U.S. Northeast. Noble Midstream was negatively impacted by the uncertainty caused by Colorado’s Proposition 112 which would have severely limited new oil and gas drilling activity in the state. Each of these holdings had negative returns for the period.

During the reporting period, the Fund increased exposure to subsectors dominated by the stocks of midstream companies organized as C-Corporations, including Large Cap Diversified C-Corps, as well as to Natural Gas Gatherers & Processors, and the Fund reduced exposure to the Refiner subsector. At the end of the reporting period, the three largest subsector exposures, in order of size, were: 1) Large Cap Diversified C-Corps; 2) MLP General Partners; and 3) Natural Gas Gatherers & Processors.

For the period, the Fund’s largest purchases consisted mostly of energy infrastructure C-Corporations, including: Pembina Pipeline Corp. (NYSE: PBA) and Enbridge, Inc. (NYSE: ENB); and CNX Midstream Partners, LP (NYSE: CNXM), a Natural Gas Gatherer and Processor.

For the period, the Fund’s largest sales included: Marathon Petroleum Corp. (NYSE: MPC) and Phillips 66 (NYSE: PSX), both Refiners; and Golar LNG Ltd. (NYSE: GLNG), a liquefied natural gas shipping company.

In conclusion, even though midstream energy sector performance and sentiment remained challenged during the period, we maintain a positive outlook given our expectation for improving hydrocarbon volumes, relatively attractive sector valuations and recovering global crude oil supply / demand fundamentals. We remain confident that North American shale basins will be developed in the future, owing to their development costs relative to other resources and short-cycle economics, and that midstream infrastructure will be well utilized given the need to move production to both domestic and increasingly, international markets.

We truly appreciate your support and look forward to continuing to help you achieve your investment goals.

Sincerely,

Jerry V. Swank

Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change. The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. An investment in the Fund involves risks.

The Fund will invest in energy companies, including Master Limited Partnerships (MLPs), which concentrate investments in the natural resources sector. Energy companies are subject to certain risks, including, but not limited to the following: fluctuations in the prices of commodities; the highly cyclical nature of the natural resources sector may adversely affect the earnings or operating cash flows of the companies in which the Fund will invest; a significant decrease in the production of energy commodities could reduce the revenue, operating income, operating cash flows of MLPs and other natural resources sector companies and, therefore, their ability to make distributions or pay dividends and a sustained decline in demand for energy commodities could adversely affect the revenues and cash flows of energy companies. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including tax risks; the limited ability to elect or remove management or the general partner or managing member; limited voting rights and conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand. Damage to facilities and infrastructure of MLPs may significantly affect the value of an investment and may incur environmental costs and liabilities due to the nature of their business. Investors in MLP funds incur management fees from underlying MLP investments. Small- and mid-cap stocks are often more volatile and less liquid than large-cap stocks. Smaller companies generally face higher risks due to their limited product lines, markets, and financial resources. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner. High yield securities have speculative characteristics and present a greater risk of loss than higher quality debt securities. These securities can also be subject to greater price volatility. An investment in the Fund will involve tax risks, including, but not limited to: The portion, if any, of a distribution received by the Fund as the holder of an MLP equity security that is offset by the MLP’s tax deductions or losses generally will be treated as a return of capital to the extent of the Fund’s tax basis in the MLP equity security, which will cause income or gain to be higher, or losses to be lower, upon the sale of the MLP security by the Fund. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value. Changes in tax laws, regulations or interpretations of those laws or regulations in the future could adversely affect the Fund or the energy companies in which the Fund will invest.

The Fund incurs operating expenses, including advisory fees. Investment returns for the Fund are shown net of fees and expenses. Return shown for the period December 1, 2017 through December 15, 2017 includes that of the Predecessor Fund, The Cushing MLP Infrastructure Fund I, a registered fund advised by the Adviser.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The Alerian MLP Index is a capitalization-weighted index of prominent energy master limited partnerships. Neither index includes fees or expenses. It is not possible to invest directly in an index.

Must be preceded or accompanied by a prospectus.

Hypothetical Growth of a $10,000 Investment (Unaudited)

AVERAGE ANNUAL RETURNS
November 30, 2018	1 Year	5 Year	Since Inception	Inception Date
Class A (without sales load)	n/a	n/a	-5.06%	12/18/17
Class A (with sales load)	n/a	n/a	-10.26%	12/18/17

Class C	n/a	n/a	-5.72%	12/18/17
Class C (with MDSC)	n/a	n/a	-6.62%	12/18/17

Class I(1)	-1.17%	-1.41%	8.25%	3/1/10

S&P 500 Index	6.27%	11.12%	13.25%	3/1/10
Alerian MLP Index	1.21%	-5.16%	4.52%	3/1/10

(1)	Performance figures for Class I shares reflect the historical performance of the Predecessor Fund, the Cushing MLP Infrastructure Fund I, for periods prior to December 18, 2017.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 888-878-4080 or by visiting www.cushingfunds.com.

Class A (with sales load) performance reflects the maximum sales charge of 5.50%. Class C (with MDSC) performance reflects the 1.00% maximum deferred sales charge. Class I is not subject to a sales charge or MDSC.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Alerian MLP Index is a capitalization-weighted index of the 50 most prominent energy Master Limited Partnerships. You cannot invest directly in an index.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund shares.

The Cushing® MLP Infrastructure Fund

Expense Example (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the period from June 1, 2018, to November 30, 2018, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the fiscal year and held for the entire period from June 1, 2018, to November 30, 2018.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the fiscal period from June 1, 2018, to November 30, 2018. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 6/1/18	Ending Account Value (Based on Actual Returns and Expenses) 11/30/18	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 11/30/18	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$893.10	$8.31	$1,016.29	$8.85	1.75%
Class C Shares	$1,000.00	$889.40	$11.84	$1,012.53	$12.61	2.50%
Class I Shares	$1,000.00	$894.30	$7.12	$1,017.55	$7.59	1.50%

[1]

Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 183 (to reflect the period). The table above represents the actual expenses incurred during the period.

[2]	Expenses are equal to the Fund’s annualized expense ratio to reflect the period.

The Cushing® MLP Infrastructure Fund

Allocation of Portfolio Assets(1) (Unaudited)

November 30, 2018

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Master Limited Partnerships and Related Companies

The Cushing® MLP Infrastructure Fund

Schedule of Investments	November 30, 2018

Common Stock — 52.7%	Shares	Fair Value

General Partners — 4.8%
United States — 4.8%
EnLink Midstream LLC	258,600	$2,955,798

Large Cap Diversified C Corps — 32.8%
Canada — 7.6%
Enbridge, Inc.	76,750	2,512,028
Pembina Pipeline Corporation	64,550	2,173,399
United States — 25.2%
Cheniere Energy, Inc.(1)	56,100	3,428,832
Kinder Morgan, Inc.	245,550	4,191,538
ONEOK, Inc.	66,650	4,094,309
Williams Companies, Inc.	147,100	3,724,572

		20,124,678

Natural Gas Gatherers & Processors — 8.7%
United States — 8.7%
Altus Midstream Company(1)	26,950	208,863
Altus Midstream Company(2)	215,000	1,593,150
Targa Resources Corporation	79,200	3,534,696

		5,336,709

Natural Gas Transportation & Storage — 3.3%
United States — 3.3%
Equitrans Midstream Corporation(1)	91,200	2,035,584

Refiners — 3.1%
United States — 3.1%
Marathon Petroleum Corporation	28,900	1,883,124

Total Common Stock (Cost $32,730,801)		$32,335,893

Master Limited Partnerships and Related Companies — 43.5%
General Partners — 6.6%
United States — 6.6%
Antero Midstream GP, L.P.	275,000	$4,072,750

Large Cap Diversified C Corps — 6.8%
United States — 6.8%
Plains GP Holdings, L.P.	188,800	4,178,144

Large Cap MLP — 16.8%
United States — 16.8%
Energy Transfer, L.P.	279,250	4,068,672
Enterprise Products Partners, L.P.	118,100	3,100,125
MPLX, L.P.	94,750	3,139,067

		10,307,864

Natural Gas Gatherers & Processors — 9.7%
United States — 9.7%
CNX Midstream Partners, L.P.	119,900	2,170,190
Noble Midstream Partners, L.P.	37,350	1,237,406
Tallgrass Energy, L.P.	59,300	1,266,648
Western Gas Partners, L.P.	28,150	1,250,986

		5,925,230

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Schedule of Investments	November 30, 2018 — (Continued)

Master Limited Partnerships and Related Companies — (Continued)	Shares	Fair Value
Yield Cos — 3.6%
United States — 3.6%
Nextera Energy Partners, L.P.	47,450	$2,215,915

Total Master Limited Partnerships and Related Companies (Cost $26,554,194)		$26,699,903

Short-Term Investments — Investment Companies — 5.2%
United States — 5.2%
Fidelity Government Portfolio Fund — Institutional Class, 2.10%(3)	791,847	$791,847
First American Prime Obligations Fund — Class Z, 2.08%(3)	791,848	791,848
Invesco Short-Term Government & Agency Portfolio — Institutional Class, 2.11%(3)	791,848	791,848
Morgan Stanley Institutional Liquidity Funds Government Portfolio — Institutional Class, 2.09%(3)	791,848	791,848

Total Short-Term Investments (Cost $3,167,391)		$3,167,391

Total Investments — 101.4% (Cost $62,452,386)		$62,203,187
Liabilities in Excess of Other Assets — (1.4%)		(831,351)

Total Net Assets Applicable to Shareholders — 100.0%		$61,371,836

(1)	No distribution or dividend was made during the fiscal year ended November 30, 2018. As such, it is classified as a non-income producing security as of November 30, 2018.

(2)

Restricted security. Fair valued by the Adviser using the Fund’s valuation prodecures and subsequently ratified by the Board of Trustees. The position was acquired on August 8, 2018 and settled on November 9, 2018 at $2,150,000 and the fair value accounted for 2.60% of the Fund’s net assets as of November 30, 2018.

(3)	Rate reported is the current yield as of November 30, 2018.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Statement of Assets and Liabilities

November 30, 2018

Assets
Investments at fair value (cost $62,452,386)	$62,203,187
Receivable from Adviser	41,902
Interest receivable	2,316
Dividends receivable	90,818
Prepaid expenses	10,952
Other assets	22,307

Total assets	62,371,482

Liabilities
Payable to Adviser	51,967
Payable for investments purchased	428,948
Payable for Fund shares redeemed	404,902
Payable for 12b-1 distribution fee	120
Accrued expenses and other liabilities	113,709

Total liabilities	999,646

Net assets	$61,371,836

Net Assets Consist of
Additional paid-in capital	$59,763,455
Total distributable earnings	1,608,381

Net assets	$61,371,836

Unlimited shares authorized, no par value	Class A	Class C		Class I
Net assets	$251,701	$943		$61,119,192
Shares issued and outstanding	13,921	53		3,369,769
Net asset value, redemption price and minimum offering price per share	$18.08	$17.95	(1)	$18.14

(1)	Net asset value does not recalculate due to fractional shares outstanding.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Statement of Operations

Fiscal Year Ended November 30, 2018(1)

Investment Income
Distributions and dividends (net of withholding tax of $39,128)	$2,663,016
Less: return of capital on distributions	(1,551,499)

Distribution and dividend income	1,111,517
Interest income	33,459

Total Investment Income	1,144,976

Expenses
Advisory fees	522,339
Administrator fees	96,387
Professional fees	89,514
Transfer agent expense	66,223
Fund accounting fees	65,189
Other expenses	60,448
Trustees' fees	46,256
Reports to shareholders	24,000
Custodian fees and expenses	10,820
Insurance expense	9,459
Registration fees	8,647
12b-1 distribution fee — Class A	176
12b-1 distribution fee — Class C	11

Total Expenses	999,469

Less: expense waived by Adviser	(215,538)

Net Expenses	783,931

Net Investment Income	361,045

Realized and Unrealized Loss on Investments
Net realized loss on investments	(2,626,743)
Change in unrealized appreciation/depreciation on investments	1,118,487

Net Realized and Unrealized Loss on Investments	(1,508,256)

Decrease in Net Assets Applicable to Shareholders Resulting from Operations	$(1,147,211)

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund (the “Fund”). Shares of the Predecessor Fund were exchanged on a tax-free basis for Class I Shares of the Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Statements of Changes in Net Assets

	Fiscal Year Ended November 30, 2018(1)	Fiscal Year Ended November 30, 2017(1)
Operations
Net investment income (loss)	$361,045	$(260,242)
Net realized gain (loss) on investments	(2,626,743)	2,292,262
Net change in unrealized appreciation/depreciation on investments	1,118,487	(4,620,678)

Net decrease in net assets resulting from operations	(1,147,211)	(2,588,658)

Dividends and Distributions to Class A Shareholders
Distributions from distributable earnings	(434)	—
Return of capital	(4,297)	—
Dividends and Distributions to Class C Shareholders
Distributions from distributable earnings	(4)	—
Return of capital	(45)	—
Dividends and Distributions to Class I Shareholders
Distributions from distributable earnings	(287,795)	—
Return of capital	(2,846,702)	(2,515,783)

Total dividends and distributions to Fund shareholders	(3,139,277)	(2,515,783)

Capital Share Transactions
Proceeds from shareholder subscriptions	47,563,707	4,916,871
Dividend reinvestments	2,458,635	1,030,824
Payments for redemptions	(21,023,878)	(3,803,673)

Net increase in net assets from capital share transactions	28,998,464	2,144,022

Total increase (decrease) in net assets	24,711,976	(2,960,419)
Net Assets
Beginning of fiscal year	36,659,860	39,620,279

End of fiscal year	$61,371,836	$36,659,860

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund (the “Fund”). Shares of the Predecessor Fund were exchanged on a tax-free basis for Class I Shares of the Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Financial Highlights

Class A Shares	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.00
Income from Investment Operations:
Net investment income(3)	0.12
Net realized and unrealized loss on investments	(1.07)

Net decrease from investment operations	(0.95)

Less Distributions to Common Shareholders:
Net investment income	(0.09)
Return of capital	(0.88)

Total distributions to common shareholders	(0.97)

Net Asset Value, end of period	$18.08

Total Investment Return(4)	(5.06)%

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000's)	$252
Ratio of expenses to average net assets before waiver(5)	2.20%
Ratio of expenses to average net assets after waiver(5)	1.75%
Ratio of net investment income (loss) to average net assets after waiver(5)	0.85%
Portfolio turnover rate(6)	76.11	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a Class A share outstanding for the period presented.

(3)	Calculated using average shares outstanding method.

(4)	Not annualized.

(5)	Annualized for periods less than one full year.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Financial Highlights — (Continued)

Class C Shares	Period From December 18, 2017(1) through November 30, 2018
Per Common Share Data(2)
Net Asset Value, beginning of period	$20.00
Income from Investment Operations:
Net investment loss(3)	(0.03)
Net realized and unrealized loss on investments	(1.05)

Net decrease from investment operations	(1.08)

Less Distributions to Common Shareholders:
Net investment income	(0.09)
Return of capital	(0.88)

Total distributions to common shareholders	(0.97)

Net Asset Value, end of period	$17.95

Total Investment Return(4)	(5.72)%

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of period (000's)	$1
Ratio of expenses to average net assets before waiver(5)	2.95%
Ratio of expenses to average net assets after waiver(5)	2.50%
Ratio of net investment income (loss) to average net assets after waiver(5)	(0.18)%
Portfolio turnover rate(6)	76.11	%(4)

(1)	Commencement of operations.

(2)	Information presented relates to a Class C share outstanding for the period presented.

(3)	Calculated using average shares outstanding method.

(4)	Not annualized.

(5)	Annualized for periods less than one full year.

(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the share classes issued.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Financial Highlights — (Continued)

Class I Shares	Fiscal Year Ended November 30, 2018(1)		Fiscal Year Ended November 30, 2017(1)	Fiscal Year Ended November 30, 2016(1)	Fiscal Year Ended November 30, 2015(1)		Fiscal Year Ended November 30, 2014(1)
Per Common Share Data(2)
Net Asset Value, beginning of year	$19.51		$22.21	$20.85	$31.63		$25.90
Income from Investment Operations:
Net investment income (loss)(3)	0.14		(0.14)	(0.24)	(0.31)		0.83
Net realized and unrealized gain (loss) on investments	(0.31)		(1.18)	3.05	(9.10)		6.12

Net increase (decrease) from investment operations	(0.17)		(1.32)	2.81	(9.41)		6.95

Less Distributions to Common Shareholders:
Net investment income	(0.09)		—	—	—		—
Return of capital	(1.11)		(1.39)	(1.44)	(1.37)		(1.22)

Total distributions to common shareholders	(1.20)		(1.39)	(1.44)	(1.37)		(1.22)

Net Asset Value, end of year	$18.14		$19.51	$22.21	$20.85		$31.63

Total Investment Return	(1.17)%		(5.94)%	13.46%	(29.75)%		26.84%

Supplemental Data and Ratios
Net assets applicable to common shareholders, end of year (000's)	$61,119		$36,660	$39,620	$31,395		$35,832
Ratio of expenses to average net assets before waiver	1.91%		1.79%	1.92%	2.20%		1.53%
Ratio of expenses to average net assets after waiver	1.50%		1.50%	1.50%	1.50%		1.50%
Ratio of net investment income (loss) to average net assets after waiver	0.69%		(0.66)%	(1.17)%	(1.17)%		2.73%
Portfolio turnover rate(4)	76.11	%(7)	N/A	N/A	11.76	%(5)	26.02%
Portfolio turnover rate of Master Fund	N/A		85.91%	54.68%	12.63	%(6)	N/A

(1)

On December 18, 2017, The Cushing® MLP Infrastructure Fund I (the “Predecessor Fund”) was reorganized into The Cushing® MLP Infrastructure Fund. Information presented prior to December 18, 2017 is that of the Predecessor Fund. Per share amounts for the period prior to December 15, 2017 have been adjusted for a share conversion that occurred effective with the reorganization on December 15, 2017. The effect of the share conversion in connection with the reorganization was to multiply the number of outstanding shares of the Fund by the respective conversion factor of 35.809, with a corresponding decrease in the net asset value per share. This transaction did not change the net assets of the Fund or the value of a shareholder’s investment.

(2)	Information presented relates to a Class I share outstanding for the entire year.

(3)	Calculated using average shares outstanding method.

(4)	Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(5)	Covers the period from December 1, 2014 through June 30, 2015, prior to the transfer of securities to The Cushing MLP Infrastructure Master Fund.

(6)	Covers the period from July 1, 2015 through November 30, 2015.

(7)	Covers the period from December 18, 2017 through November 30, 2018, subsequent to the reorganization of the Predecessor Fund into the Fund.

See Accompanying Notes to the Financial Statements.

The Cushing® MLP Infrastructure Fund

Notes to Financial Statements

November 30, 2018

1.    Organization

The Cushing® MLP Infrastructure Fund (the “Fund”), a series of the Cushing Mutual Funds Trust, (the “Trust”) was formed as a Delaware statutory trust on September 12, 2017, and is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek current income and capital appreciation. The Fund commenced operations on December 18, 2017 following the completion of the reorganization of The Cushing MLP Infrastructure Fund I (the “Predecessor Fund”) with and into the Fund. The Predecessor Fund commenced operations on March 1, 2010. Class A Shares and Class I Shares of the Fund commenced operations on December 18, 2017, immediately following completion of the reorganization.

The Fund offers three classes of shares, Class A, Class C, and Class I. Class A shares are subject to a maximum 5.50% front-end sales charge. Class C shares have no front-end sales charge, but are subject to a 1.00% contingent deferred sales charge within 12 months of redemption. Class I shares have no sales charge. Class A shareholders pay Rule 12b-1 fees at an annual rate of 0.25% of average daily net assets. Class C shareholders pay Rule 12b-1 fees at an annual rate of 1.00% of average daily net assets.

2.    Tax Free Exchange

The following tables include information relating to the reorganization completed on December 15, 2017 (the “Reorganization”). In the Reorganization, the Predecessor Fund was converted into an open-end mutual fund by reorganizing into the Cushing® MLP Infrastructure Fund (the “Successor Fund”), a newly formed series of Cushing® Mutual Funds Trust (the “Trust”). The Reorganization was completed pursuant to an Agreement and Plan of Reorganization (the “Plan of Reorganization”), which was approved by the Board of Trustees of the Trust and the Predecessor Fund and by unitholders of the Predecessor Fund. The Plan of Reorganization provided for: (i) the contribution of all of the property and assets of the Predecessor Fund to the Trust, on behalf of the Successor Fund, in exchange solely for Class I Shares of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the Predecessor Fund; (ii) the assumption by the Trust, on behalf of the Successor Fund, of all of the liabilities of the Predecessor Fund; and (iii) the distribution of Class I Shares of the Successor Fund to the unitholders of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund. Unitholders of the Predecessor Fund received Class I Shares of the Successor Fund having an aggregate net asset value equal to the aggregate net asset value of the units such unitholder held in the Predecessor Fund immediately prior to the effectiveness of the Reorganization as determined pursuant to the Plan of Reorganization. Because the Successor Fund was formed for the purpose of effecting the Reorganization and had not commenced operations prior to the Reorganization, the initial net asset value per share of Class I Shares of the Successor Fund as of the closing of the Reorganization was $20.00 per share, and the number of Class I Shares a Predecessor Fund unitholder received equaled the aggregate net asset value of the unitholder’s units in the Predecessor Fund divided by $20.00. The Reorganization was intended to qualify as an exchange described in Section 351 of the Internal Revenue Code of 1986, as amended. The cost basis of the investments received from the Predecessor Fund was carried forward to align ongoing reporting of the Successor Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. For financial reporting purposes, the cost basis of the investments received from the Predecessor Fund was adjusted to the fair value of the investments as of December 15, 2017.

The accounting and performance history of the Predecessor Fund were re-designated as that of the Class I Shares of the Fund.

		Predecessor Fund		Successor Fund
Predecessor Fund	Successor Fund	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Net Assets on Acquisition Date($)	Shares Outstanding on Acquisition Date	Shares of Acquiring Fund Issued in Exchange

The Cushing MLP Infrastructure Fund I	The Cushing MLP Infrastructure Fund	37,770,555	52,739	0	0	1,888,528

Units	Class I Shares

Immediately prior to the Reorganization, the cost, value and unrealized appreciation (depreciation) of investments for the Predecessor Fund was as follows:

Acquired Fund	Cost of Investments($)	Value of Investments($)	Net Unrealized Appreciation($)

The Cushing MLP Infrastructure Fund I	35,684,903	37,810,568	2,125,665

3.    Significant Accounting Policies

A.  Basis of Presentation

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services - Investment Companies, which is part of U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

B.  Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

C.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

D.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions and dividends (collectively, referred to as “Distributions”) are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended November 30, 2018, the Fund has estimated approximately 58% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

The Fund offers multiple classes of shares which differ in their respective distribution fees. All shareholders bear the common expenses of the Fund. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in class-specific expenses. Income, non-class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of total shares outstanding of each class without distinction between share classes. Expenses attributable to a particular class of shares, such as distribution fees, are allocated directly to that class.

E.  Distributions to Shareholders

Distributions to common shareholders are recorded on the ex-dividend date. The character of Distributions to common shareholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended November 30, 2018, the Fund’s Distributions were expected to be 9%, or $288,233 ordinary income and 91%, or $2,851,044 return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended November 30, 2018 will be determined in early 2019.

Each shareholder will automatically be a participant under the Fund’s Dividend Reinvestment Plan (the “DRIP”) and have all income distributions and capital gains distributions automatically reinvested in Shares, unless a shareholder otherwise elects to receive distributions in cash. Generally, for U.S. federal income tax purposes, shareholders receiving Shares under the DRIP will be treated as having received a distribution equal to the amount of cash they would have received had the shareholder not participated in the DRIP.

F.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its “net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually, substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

G.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Master Limited Partnerships

At November 30, 2018, the Fund had 43.5% of its net assets in MLPs and Related Companies. Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. The Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

J. Foreign Currency

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains on investments.

4.    Concentrations of Risk

The Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of master limited partnerships (“MLPs”) and MLP-related investments (together, “MLP investments”) operating in the energy and energy infrastructure sectors. Therefore, the Fund may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the Fund, and the performance of such sectors may lag behind the broader market as a whole.

The Fund is also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

5.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.00% of the average daily net assets of the Fund. The Adviser earned $522,339 in advisory fees for the period ended November 30, 2018.

The Investment Adviser has agreed to waive or reimburse the Fund for certain Fund operating expenses, such that total annual Fund operating expenses (exclusive of management fees and any front-end load, deferred sales charge, 12b-l fees, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 0.50% for each of Class A Shares, Class C Shares and Class I Shares, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the date that such expenses have been waived or reimbursed); provided, however, that such recoupment will not cause the Fund’s expense ratio to exceed the lesser of the expense cap in effect at the time of the waiver or the expense cap in effect at the time of recoupment. Such waiver or reimbursement may not be terminated without the consent of the Board of Trustees before December 18, 2019, and may be modified or terminated by the Investment Adviser at any time thereafter.

Period Incurred	Amount Waived	Amount Recouped	Amount Subject to Potential Recoupment	Expiration Date

November 30, 2018	215,538	—	215,538	November 30, 2021

The Fund has engaged U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.06% of the first $250,000,000 of the Fund’s average daily net assets, 0.05% on the next $250,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $30,000, and multiple class fee of $15,000 per additional share class.

U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

Fees paid to trustees for their services to the Fund are reflected as Trustees’ fees on the Statement of Operations.

6.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments.

The following information is provided on a tax basis as of November 30, 2018:

Cost of investments	$60,541,454

Gross unrealized appreciation	$8,391,274

Gross unrealized depreciation	(6,729,541)

Net unrealized appreciation	1,661,733

Undistributed ordinary income	—

Undistributed long-term gains	—

Other accumulated gains	(53,352)

Total accumulated gains	$1,608,381

Current year capital loss carryforward is comprised of short-term capital loss of $53,352 and is unlimited.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning with November 30, 2018 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

7.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of November 30, 2018	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$32,335,893	$30,742,743	$1,593,150	$—
Master Limited Partnerships and Related Companies(a)	26,699,903	26,699,903	—	—

Total Equity Securities	59,035,796	57,442,646	1,593,150	—

Other
Short-Term Investments — Investment Companies(a)	3,167,391	3,167,391	—	—

Total Assets	$62,203,187	$60,610,037	$1,593,150	$—

(a)	All other industry classifications are identified in the Schedule of Investments.

8.    Investment Transactions

For the period ended November 30, 2018, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $101,586,712 and $38,126,691 (excluding short-term securities), respectively.

9.    Share Transactions

Transactions of shares of the Fund were as follows:

Period from 12/18/17 through 11/30/18

Class A Shares	Amount	Shares
Sold	$289,599	13,669
Dividends Reinvested	4,731	252
Redeemed	—	—

Net Increase	$294,330	13,921

Class C Shares
Sold	$1,000	50
Dividends Reinvested	50	3
Redeemed	—	—

Net Increase	$1,050	53

Fiscal Year Ended 11/30/18

Class I Shares	Amount	Shares
Shares Issued in Merger	$37,770,555	1,888,528
Sold	47,273,108	2,413,051
Dividend Reinvested	2,453,854	114,405
Redeemed	(21,023,878)	(1,046,215)

Net Increase	$66,473,639	3,369,769

10.    Recently Issued Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update 2018-13 Fair Value Measurement (Topic 820) Disclosure Framework – Changes to the Disclosure Requirements, which sets forth a methodology for disclosing the fair value hierarchy. Compliance is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2019.

11.    SEC Regulations

On October 4, 2018, the SEC amended Regulation S-X to require certain financial statement disclosure requirements to conform to U.S. GAAP for investment companies. Effective November 4, 2018, the Fund adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Fund’s adoption of those amendments, effective with the financial statements prepared as of November 30, 2018, had no effect on the Fund’s net assets or results of operations.

12.    Subsequent Events

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2018.

The Cushing® MLP Infrastructure Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

The Cushing MLP Infrastructure Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of The Cushing MLP Infrastructure Fund (the Fund), including the schedule of investments, as of November 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of November 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of November 30, 2018, by correspondence with the custodian and broker. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Cushing investment companies since 2014.

Columbus, Ohio

January 28, 2019

The Cushing® MLP Infrastructure Fund

Trustees and Executive Officers (Unaudited)

November 30, 2018

Set forth below is information with respect to each of the Trustees and executive officers of the Trust, including their principal occupations during the past five years. The business address of the Fund, its Trustees and executive officers is 8117 Preston Road, Suite 440, Dallas, Texas 75225.

Board of Trustees

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Trustees
Brian R. Bruce (1955)	Lead Independent Trustee	Trustee since 2007	Chief Executive Officer, Hillcrest Asset Management, LLC (2008 to present) (registered investment adviser). Previously, Director of Southern Methodist University’s Encap Investment and LCM Group Alternative Asset Management Center (2006 to 2011). Chief Investment Officer of Panagora Asset Management, Inc. (1999 to 2007) (investment management company).	4	CM Advisers Family of Funds (2 series) (2003 to present) and Dreman Contrarian Funds (2 series) (2007 to present).

Brenda A. Cline (1960)	Trustee and Chair of the Audit Committee	Trustee since 2017	Chief Financial Officer, Secretary and Treasurer of Kimbell Art Foundation (1993 – present)	4	American Beacon Funds (32 Series) (2004 – present); Tyler Technologies, Inc. (2014 – present) (software); Range Resources Corporation (2015 – present) (natural gas and oil exploration and production).

Ronald P. Trout (1939)	Trustee and Chairman of the Nominating and Corporate Governance Committee	Trustee since 2007	Retired. Previously, founding partner and Senior Vice President of Hourglass Capital Management, Inc. (1989 to 2002) (investment management company).	4	Dorchestor Minerals, L.P. (2008 to present) (acquisition, ownership and administration of natural gas and crude oil royalty, net profits and leasehold interests in the U.S.)
Interested Trustees
Jerry V. Swank (1951)(3)	Trustee, Chairman of the Board, Chief Executive Officer and President	Trustee since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).	4	E-T Energy Ltd. (2008 to 2014) (developing, operating, producing and selling recoverable bitumen); Central Energy Partners, LP (2010-2013) (storage and transportation of refined petroleum products and petrochemicals).

(1)

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves. Mr. Bruce is expected to stand for re-election in 2020, Ms. Cline and Mr. Swank in 2021, and Mr. Trout in 2019.

(2)	The “Fund Complex” includes each registered investment company for which the Adviser serves as investment adviser. As of November 30, 2018, there were four funds in the Fund Complex.

(3)	Mr. Swank is an “interested person” of the Fund, as defined under the 1940 Act, by virtue of his position as Managing Partner of the Adviser.

Executive Officers

The following provides information regarding the executive officers of the Fund who are not Trustees. Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

Name and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupations During Past Five Years
Jerry V. Swank (1951)	Chief Executive Officer and President	Officer since 2007	Managing Partner of the Adviser and founder of Swank Capital, LLC (2000 to present).

John H. Alban (1963)	Chief Financial Officer and Treasurer	Officer since 2010	Chief Operating Officer (“COO”) of the Adviser (2010 – present); Previously, Chief Administrative Officer of NGP Energy Capital Management (2007 – 2009); COO of Spinnerhawk Capital Management, L.P. (2005 – 2007).

Barry Y. Greenberg (1963)	Chief Compliance Officer and Secretary	Officer since 2010	General Counsel and Chief Compliance Officer (“CCO”) of the Adviser; Partner at Akin Gump Strauss Hauer & Feld LLP (2005 – 2010); Vice President, Legal, Compliance & Administration at American Beacon Advisors (1995 – 2005); Attorney and Branch Chief at the U.S. Securities and Exchange Commission (1988 – 1995).

The Cushing® MLP Infrastructure Fund

Additional Information (Unaudited)

November 30, 2018

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended
November 30, 2018, the aggregate compensation paid by the Fund to the independent trustees was $46,256. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingfunds.com. Information regarding how the Fund voted proxies are also available to shareholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended November 30, 2018 was 76.11%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its shareholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the shareholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about shareholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other shareholders or the Fund’s former shareholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s shareholders to those employees who need to know that information to provide services to our shareholders. We also maintain certain other safeguards to protect your nonpublic personal information.

The Cushing® MLP Infrastructure Fund

TRUSTEES

Brian R. Bruce

Brenda A. Cline

Ronald P. Trout

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC d/b/a

U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC d/b/a

U.S. Bank Global Fund Services

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

KPMG LLP

191 W. Nationwide Blvd, Suite 500

Columbus, OH 43215

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

The Cushing® MLP Infrastructure Fund is distributed by Quasar Distributors, LLC

CUSHING®
ASSET MANAGEMENT

Cushing® Asset Management, LP
8117 Preston Road, Suite 440
Dallas, TX 75225
(800) 236-4424
www.cushingfunds.com
www.cushingasset.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-777-2346.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Brenda A. Cline is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2018	FYE 11/30/2017
Audit Fees	40,000	15,000
Audit-Related Fees	4,000	None
Tax Fees	18,000	18,500
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by KPMG, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2018	FYE 11/30/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2018	FYE 11/30/2017
Registrant	22,000	18,500
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not Applicable. Fund does not participate in securities lending.

(b)	Not Applicable. Fund does not participate in securities lending.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. None.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing MLP Infrastructure Fund

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date	February 7, 2019

By (Signature and Title)*	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date	February 7, 2019

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